Fixed Assets, Net (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Property Plant And Equipment [Abstract]
Computer equipment and software	$ 10,235	$ 9,563
Office furniture and equipment	1,429	1,428
Automobiles	34	36
Leasehold improvements	1,893	1,912
Property, Plant and Equipment, Gross, Total	13,591	12,939
Less accumulated depreciation	(11,525)	(10,788)
Fixed assets, net	$ 2,066	$ 2,151